SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 29, 2003

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Almanor Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release of Blue Coat Systems, Inc., dated May 29, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

ITEM 9.    REGULATION FD DISCLOSURE

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 29, 2003, the Company issued a press release announcing its financial results for the fiscal year ended April 30, 2003. A copy of the press release is attached as Exhibit 99.1. On May 29, 2003, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: May 29, 2003	By:	/s/ ROBERT VERHEECKE
Robert Verheecke Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Blue Coat Systems, Inc., dated May 29, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.